Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016
Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE LIKELY TO CAUSE COMPETITITVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS DENOTED BY ASTERISKS IN BRACKETS [*****].

AMENDMENT 49

TO

SPECIAL BUSINESS PROVISIONS (SBP) MS-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment 49 (“Amendment”) to Special Business Provisions MS-65530-0016 is entered into, as of the date of the last signature below, between The Boeing Company, a Delaware Corporation ("Boeing"), and SPIRIT AEROSYSTEMS, INC, a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Boeing and Seller sometimes are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

A. The Parties entered into Special Business Provisions MS-65530-0016, dated June 16, 2005, (the “SBP”) and the General Terms Agreement BCA-65530-0016, dated June 17, 2005, (the “GTA”), and including any amendments to the SBP and GTA.

B.     The most recent amendment to the SBP is Amendment 48, entered into January 18, 2021.

C.     Boeing and Seller wish to modify certain terms and conditions pertaining to the ATA Stringers, as specified herein.
D.     The Parties wish to amend the SBP as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

1.The list of “AMENDMENTS” within the Sustaining SBP is hereby deleted and replaced in its entirety as follows:

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

“AMENDMENTS

Amendment Number	Description	Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick
R. Stone
2	Incorporate CCNs as listed in Amendment 2, Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0. Updates to attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick
J. Edwards
3	Incorporate CCNs as listed in Amendment 3, Attachment A. Updates to attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick
J. Edwards
4	Incorporate CCNs as listed in Amendment 4, Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu
W. Wallace
5	Incorporate CCNs as listed in Amendment 5, Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu
R. Stone
6	Incorporate CCNs as listed in Amendment 6, Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, and 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu
M. Milan
7	Incorporate CCNs as listed in Amendment 7, Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, and 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.	7/28/2011	S. Hu
M. Milan
8	Incorporate CCNs as listed in Amendment 8, Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, and 16.	8/16/2013	C. Howell
M. Milan
9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel
M. Milan
10	Incorporate Attachment 26-737 Derailment.	9/26/2014	B. Folden
R. Ast
11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1 Attachment 4, Section B.1, Attachments 9 and 15.	3/10/2015	C. Howell
R. Ast
12	Delete and replace Attachment 25, Section 3.0.	4/9/2015	K. Drawsky
R. Ast
13	Incorporate CCNs as listed in Amendment 13, Attachment A. Updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor
K. Leyba
14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock
R. Grant
15	NULL	NULL	NULL
16	NULL	NULL	NULL

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

17	Incorporate Attachment 29 – 777X Non-Recurring Agreement.	12/23/2015	A. Lucker
E. Bauer
18	NULL	NULL	NULL
19	NULL	NULL	NULL
20	737 MAX Inner Wall.	12/17/2015	S. Garcia Deleone
J. Reed
21	Revisions to Attachment 27. 737 MAX Non-Recurring Agreement.	5/9/2016	D. Blaylock
R. Grant
22	737 Max Composite Inner Wall Line Movement.	11/2/2016	D. Blaylock
E. Bossler
23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive Agreement.	12/16/2016	D. Blaylock
E. Bossler
24	Incorporate CCNs as listed in Amendment 23, Attachment A. Updates to Attachments 1,2,7,9, and 14.	12/20/2016	L. Taylor
K. Leyba
25	Revisions to Attachment 27, 737 MAX Non-Recurring.	3/16/2017	D. Blaylock
E. Bossler
26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	3/23/2017	D. Blaylock
E. Bossler
27	Incorporate Attachment 30, “737 NG / MAX Vapor Barrier Agreement”, updates to Attachment 1 and 9.	3/31/2017	B. Edwards
K. Clark
28	Revisions to Attachment 29, 777X NRE Agreement.	6/22/2017	K. O’Connell
C. Green
29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	7/20/2017	D. Blaylock
E. Bossler
30	Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29. Delete and Reserve SBP Attachments 1C, 20, and 28. Incorporate SBP Attachment 1D and 31.	9/22/2017	B. Edwards
W. Wilson
31	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement.	10/18/2017	D. Blaylock
E. Bossler
32	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/15/2017	D. Blaylock
E. Bossler
33	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement.	11/30/2017	D. Blaylock
E. Bossler
34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling.	2/23/2018	D. Blaylock
E. Bossler
35	Revisions to Attachment 27, 737-9 Rate Tooling [*****].	4/18/2018	D. Blaylock
J. O'Crowley

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

36	Revisions to Attachment 27, 737-10 Wing NRE.	6/20/2018	D. Blaylock
E. Bossler
37	Incorporation of new Sections: 3.3.4.10 767 One Piece SOW Tooling, 3.3.7 767 One Piece SOW Non Recurring Pricing, 3.4.2.2 Delivery Point and Schedule for 767 One Piece SOW and 3.8 767 One Piece Statement of Work Special Provisions. Updates to Sections 7.1, Attachment 1 and 9.	8/17/2018	H. Langowski
R. Grant
38	Revisions to Attachment 27, 737 MAX BBJ8, BBJ7, and 737-10 SOW	11/1/2018	T. Willis
E. Bossler
39	4.1.1 is altered. A new section 4.7 is added. Attachment 1 (excluding the Exhibits) is deleted and replaced in its entirety. A new Attachment 32 “737 Value Engineering Cost Sharing” is added. Attachment 1 Exhibits B, B.1, B.2, C, C.1, C.2, D, D.1, D.2, E.1, E.2, F, F.1, and F.2 are deleted and replaced in their entirety. A new Attachment 1 Exhibit C.3 is added. Attachment 1B is deleted in its entirety.	11/2/2018	K. Shipley
E. Bossler
40
SBP Section 4.7 is deleted and replaced in its entirety.
SBP Section 7.2 is deleted and replaced in its entirety.
A new SBP Section 7.5.3 is added.
SBP Attachment 1 (including Exhibits B, B.1, B,2, D, D.1, D.2, F, F.1, F.2, and G) is deleted and replaced in its entirety.
SBP Attachment 1B is added and marked “Reserved”.
SBP Attachment 15 is deleted and replaced in its entirety.
SBP Attachment 16 (including its Exhibit) is deleted and replaced in its entirety.
SBP Attachment 31 is deleted, replaced in its entirety, and marked “Reserved”.
SBP Attachment 32 (including its Exhibit A) is deleted and replaced in its entirety.

All of the above is accordance with the agreements as set forth in the Collective Resolution 2.0 Memorandum of Agreement (the “CR 2.0 MOA”), dated December 21, 2018
Concurrently with the CR 2.0 MOA, the Parties also executed that certain Settlement and Release Agreement, dated December 21, 2018, pertaining to the release and settlement of warranty and various other claims
		1/30/2019	T. McGuigan
E. Bossler
41	Revisions to Attachment 29 777-9 Rate Tooling	3/27/2019	R. Velau D. Currie
42	Reserved	TBD	TBD TBD
43	Revisions to Attachment 1 Product Pricing	5/22/2019	K. Doolin R. Grant
44	Section 12.13.2 is deleted and replaced in its entirety	7/19/2019	B. Nix E. Bossler
45	Delete and Replace: -Section 6.3.8.b -Attachment 1, Exhibits D.1 and E.2	10/10/2019	K. Doolin R. Grant
46	Section 24.0 deleted and replaced Section 24.1 incorporated	10/3/2019	K. Doolin E. Bossler
47	SBP Attachment 1 Section 7.b) is deleted and replaced in its entirety SBP Attachment 1 Section 8.c) is deleted and replaced in its entirety	5/5/2020	A. Klotz L. Hampton

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

48
SBP Sections 5.2 and 5.2.1 are deleted and replaced in their entirety
Attachment 1, Sections 1.b, 1.c, 2.a.i, 2.b, 3, 2.c, and 7.a.ii, paragraph 1 are deleted and replaced in their entireties
Table 2 in Attachment 1, Sections 2.a, is deleted and replaced in its entirety
Attachment 1, Sections 2.a.vi, 2.a.vii, and 2.a.viii are deleted in their entireties
Attachment 2 is updated to included CCNs 12888, 12504R2, and 12568
Attachment 16, Sections b and c are deleted and replaced in their entireties
Attachment 23, Section XVIII.A. is deleted and replaced in its entirety
Attachment 29, Section 5.2.2 is deleted and replaced in its entirety
Attachment 29, Section 10.1.1 is deleted in its entirety
Attachment 29, Exhibit A is deleted and replaced in its entirety
		1/18/2021	L. Doyle E. Bossler
49	SBP Section 12.13.1.1 is deleted and replaced in its entirety SBP Attachment 16 is deleted and replaced in its entirety	03/11/2022	J. Palmer L. Hampton
“

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016
2.SBP Section 12.13.1.1 is deleted in its entirety and replaced with a new SBP Section 12.13.1.1, attached hereto as Exhibit A.

3.SBP Attachment 16 is deleted in its entirety and replaced with a new SBP Attachment 16, attached hereto as Exhibit B.

4.All other provisions of the SBP shall remain unchanged and in full force and effect.

5.This Amendment constitutes the complete and exclusive agreement between the Parties with respect to the subject matter set forth herein and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

6.This Amendment shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

7.In the event of a conflict between the terms of this Amendment and either the SBP or GTA, the terms of this Amendment shall have precedence with respect to the subject matter of this Amendment.

IN WITNESS THEREOF, the duly authorized representatives of the Parties have executed this Amendment as of the last date of signature below.

The Boeing Company                    Spirit AeroSystems, Inc.

Acting by and through its division
Boeing Commercial Airplanes

By: /s/ James E. Palmer             By: /s/ Leanna Hampton

Name: James E Palmer             Name: Leanna Hampton

Title: Spirit Contracts Manager                 Title: Senior Manager, Boeing Contracts
Date: 14 March 2022             Date: 03/14/2022

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016

Exhibit A to SBP Amendment 49

12.13.1.1 ATA Stringers

For the period January 1, 2022 through December 31, 2033, Boeing shall sell and deliver to Seller and Seller shall purchase from Boeing all of Seller’s requirements for ATA Stringers. The ATA Stringers work statement is documented in SBP Attachment 16. Prices for ATA Stringers are [*****] as defined in SBP Attachment 16. Such prices reflect production pricing only and are not applicable for replacement of parts damaged by Seller.

The Parties mutually agree that equitable compensation may be recovered by Boeing for those [*****].

Boeing is responsible for all [*****] associated with Boeing Airplane Program changes including Derivatives and Boeing initiated production changes that lead to new [*****].

Seller is responsible for all Non-recurring and Recurring costs associated with Seller dictated changes, including part numbers or configurations generated to support Seller unique requirements, those not dictated by Boeing, e.g. modification work, rejections or any SP (special part). One-time non-recurring lot charge of [*****] will apply to each Seller SP. Non-recurring tooling costs associated with SP will be included in the SP recurring price.

Boeing is not liable for costs incurred by Seller as a result of Boeing MRB actions related to ATA Stringers or Seller rejections of Boeing produced ATA Stringers.

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016
Exhibit B to SBP Amendment 49
SBP ATTACHMENT 16 TO
SPECIAL BUSINESS PROVISIONS

SBP ATTACHMENT 16 – BOEING PROVIDED DETAILS (BPD) AND SUPPLIER BANKED MATERIAL (SBM)
(Reference clause 12.13.1)

1.Boeing Provided Details (BPD)

This SBP Attachment 16 identifies Boeing Provided Details (parts) and their associated purchase price which are currently being provided to Seller.

Seller shall provide Boeing with discrete schedules (lead-time away) which depicts Seller’s requirements for these parts.

Attachment 16 will continue to be updated / revised to reflect any additional identified BPD or work transfer activity.

2.ATA Stringers

a.ATA Stringers Production Pricing

The pricing set forth in Exhibit A to this SBP Attachment 16 is effective from January 1, 2022 through December 31, 2033. The addition of parts, related pricing for part number rolls, and new ATA Stringer requirements not identified in Exhibit A, shall be negotiated and added to Exhibit A via contract amendment.

b.ATA Stringers Interim Pricing

To the extent Seller desires to continue purchasing ATA Stringers from Boeing, the Parties will commence good faith negotiations for follow on pricing no later than August 1, 2033. Should the Parties not establish follow on pricing and period of performance by January 1, 2034, interim pricing for ATA Stringers shall be determined using the last buy pricing in 2033 as the baseline, and escalated or de- escalated using the indices and methodology provided in SBP Section 4.1.1.

c.ATA Stringers POA Pricing

The price for POA ATA Stinger requirements shall be the price for such products listed in Exhibit A multiplied by a factor of [*****].

Seller Initials:__________ Boeing Initials:__________

Spirit and Boeing Proprietary
Amendment 49
SPECIAL BUSINESS PROVISIONS (SBP)
MS-65530-0016
3.Supplier Banked Material (SBM)

Requirements managed per Bonded Stores Agreement (BSA) dated February 1, 2006 are shown in Exhibit B.

Exhibit A

ATA Stringer Production Pricing

Part Number	Price 1/1/2022 thru 12/31/2033
[*****]
[70 Pages Omitted]

Exhibit B

Supplier Banked Material

Product Number	Program	Description	Quantity per S/S
[*****]

[2 Pages Omitted]

Seller Initials:__________ Boeing Initials:__________